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                                                                    EXHIBIT 99.1

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD __________, 1997

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               TRUSTEES OF CONTINENTAL MORTGAGE AND EQUITY TRUST

         The undersigned hereby appoints Thomas A. Holland and Robert A. Waldman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of CONTINENTAL MORTGAGE AND EQUITY TRUST, to be held on __________, 1997, at 2:00 p.m. (Dallas time), or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:

         APPROVAL OF THE PROPOSED INCORPORATION PROCEDURE TO CONVERT THE TRUST FROM A CALIFORNIA BUSINESS TRUST TO A NEVADA CORPORATION (AND RATIFICATION OF THE INCORPORATION OF A SUBSIDIARY OF THE TRUST IN CONNECTION THEREWITH):

             FOR                    AGAINST                     ABSTAIN

             [ ]                     [ ]                         [ ]

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            (continued and to be signed and dated on the other side)




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                                   [reverse]

                          (continued from other side)

                 THE BOARD OF TRUSTEES OF CONTINENTAL MORTGAGE
              AND EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSED
                            INCORPORATION PROCEDURE.

         YOUR PROXY IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR THE PROPOSED INCORPORATION PROCEDURE ABOVE BY SIGNING, DATING AND MAILING THIS CARD TODAY IN THE ENCLOSED ENVELOPE. IF NOT OTHERWISE MARKED ABOVE, YOUR PROXY WILL BE VOTED FOR THE PROPOSED INCORPORATION PROCEDURE. THIS PROXY REVOKES ANY AND ALL PREVIOUS PROXIES.

Dated                                              , 1996
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X
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Signature


X
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Signature


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Title
                                                 Please sign exactly as name
                                                 appears herein.  When Shares
                                                 are held by joint tenants,
                                                 both should sign.  When
                                                 signing as attorney, executor,
                                                 administrator, trustee or
                                                 guardian please give full
                                                 title as such.  When signing
                                                 for a corporation please sign
                                                 full corporate name by an
                                                 authorized officer.  When
                                                 signing for a partnership
                                                 please sign partnership name
                                                 by an authorized person.  If
                                                 Shares are held in more than
                                                 one capacity, this proxy shall
                                                 be deemed valid for all Shares
                                                 held in all capacities.

               PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY





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